UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2025

NORWOOD FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Pennsylvania	0-28364	23-2828306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

717 Main Street, Honesdale, Pennsylvania	18431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (570) 253-1455

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	NWFL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

NORWOOD FINANCIAL CORP

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Definitive Material Agreement.

On July 7, 2025, Norwood Financial Corp (“Norwood Financial”) and its wholly owned subsidiary, Wayne Bank, and PB Bankshares, Inc. (“PB Bankshares”), and its wholly owned subsidiary, Presence Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which PB Bankshares will merge with and into Norwood Financial, with Norwood Financial as the surviving corporation (the “Merger”). Concurrent with the merger, it is expected that Presence Bank will merge with and into Wayne Bank.

Under the terms of the Merger Agreement, each outstanding share of PB Bankshares common stock will be converted into either the right to receive $19.75 in cash or 0.7850 shares of Norwood Financial common stock. The elections as to the consideration to be received by PB Bankshares stockholders, will be subject to the requirement that 80% of the merger consideration will be paid in shares of Norwood Financial common stock, and that the remainder will be paid in cash.

The Merger Agreement has been approved by the boards of directors of each of Norwood Financial and PB Bankshares. Subject to receiving the requisite approval of the Merger Agreement by PB Bankshares’ shareholders, the receipt of the requisite regulatory approvals, and the fulfillment of other customary closing conditions, the parties anticipate that the Merger will close either late in the fourth quarter of 2025 or early first quarter of 2026.

The Merger Agreement contains customary representations and warranties from each of Norwood Financial and PB Bankshares with respect to its and its subsidiaries’ businesses. In addition, the Merger Agreement includes customary covenants, including, among others, (i) covenants by each party relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the Merger, (ii) covenants by PB Bankshares relating to PB Bankshares obligation to call a meeting of its shareholders to approve the Merger Agreement, (iii) a covenant by PB Bankshares, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement and (iv) covenants by PB Bankshares not to, subject to certain exceptions, (a) initiate, solicit, induce or encourage or take any action to facilitate (including by providing non-public information) any inquiries or proposals with respect to any acquisition proposals or (b) engage in discussions with third parties relating to any acquisition proposal.

The Merger Agreement may be terminated under certain conditions, including, among others, if the closing of the Merger has not been completed by July 31, 2026. In addition, prior to obtaining shareholder approval of the Merger, PB Bankshares may terminate the Merger Agreement under certain circumstances, including the good faith determination by its board of directors that it has received an unsolicited bona fide “superior proposal,” which remains a superior proposal after any proposed modification of the Merger Agreement, if any, by Norwood Financial. In addition, Norwood Financial may terminate the Agreement if (A) Bankshares fails to hold its shareholder meeting to vote on the Merger Agreement within the time frame set forth in the Merger Agreement, or (B) if Bankshares Board of Directors either (i) fails to recommend that the shareholders of Bankshares vote in favor of the adoption of the Merger Agreement, or (ii) makes a Change in Recommendation (as defined in the Merger Agreement). If the Merger Agreement is terminated under certain circumstances, PB Bankshares must pay a termination fee of $2.4 million.

In addition, PB Bankshares may terminate the Merger Agreement if the price of Norwood Financial’s common stock both (1) declines by more than 20% from its Initial Norwood Market Value (as defined in the Merger Agreement) of $25.77 as of July 3, 2025, as compared to the average over a ten-day trading period ending shortly before closing and (2) declines by more than 20% than any decline in the KBW NASDAQ Regional Bank Index, using the same time periods, unless Norwood Financial adjusts the merger consideration to make up the difference, in which case PB Bankshares will still be required to complete the Merger.

Concurrent with the entering into of the Merger Agreement, PB Bankshares President and CEO, Janak M. Amin, entered into an Employment Agreement and a Non-Competition and Non-Solicitation agreement with Norwood Financial and Wayne Bank. In addition, selected PB Bankshares executives are expected to continue employment with Norwood Financial after completion of the Merger.

Pursuant to the terms of the Merger Agreement, on or immediately after the effective time of the Merger, and subject only to any applicable regulatory approvals and Norwood Financial’s customary background screening and evaluation procedures for potential directors, Norwood Financial will appoint two former non-employee directors of Presence Bank to Norwood Financial’s and Wayne Bank’s Board of Directors. In addition, the other directors of PB Bankshares will be invited to join a regional advisory board.

In connection with the Merger Agreement, the directors and executive officers (in their capacity as shareholders) of PB Bankshares have entered into Voting Agreements pursuant to which they have agreed to vote shares of PB Bankshares common stock owned beneficially or of record by such shareholder in favor of the Merger Agreement and related matters. The foregoing description of the Voting Agreements does not purport to be complete and is qualified entirely by reference to the full text of the Voting Agreements. The forms of these agreements are attached to the Merger Agreement and are incorporated by reference.

The Merger Agreement also contains usual and customary representations and warranties that Norwood Financial and PB Bankshares made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between Norwood Financial and PB Bankshares, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Norwood Financial and PB Bankshares rather than establishing matters as facts.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 7.01	Regulation FD Disclosure.

On July 7, 2025, Norwood Financial released a presentation to investors containing additional information regarding the Merger. The presentation is included in this Report as Exhibit 99.1 and is furnished herewith, and shall not be deemed “filed” for any purpose nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01	Other Events.

On July 7, 2025, Norwood Financial and PB Bankshares issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is filed as Exhibit 99.2 hereto and incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the merger between Norwood Financial and PB Bankshares, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the merger; (ii) Norwood Financial and PB Bankshares plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” or words of similar meaning.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of Norwood Financial and PB Bankshares may not be combined successfully, or such combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the merger may be greater than expected; governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger or otherwise; the stockholders of PB Bankshares may fail to approve the merger; the interest rate environment may further compress margins and adversely affect new interest income; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Norwood Financial’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website at www.sec.gov. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Norwood Financial or PB Bankshares or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Norwood Financial and PB Bankshares do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Additional Information about the Proposed Transaction

Norwood Financial intends to file with the SEC a Registration Statement on Form S-4 relating to the proposed merger, which will include a prospectus for the offer and sale of Norwood Financial common stock as well as the proxy statement of PB Bankshares for the solicitation of proxies from its shareholders for use at the meeting at which the merger will be considered. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF PB BANKSHARES ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement, including the proxy statement/prospectus (when it becomes available) and other relevant documents filed by Norwood Financial with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Norwood Financial Corp, 717 Main Street, Honesdale, Pennsylvania 18431, attention: John M. McCaffery (570) 253-1455, or PB Bankshares, Inc., 185 East Lincoln Highway, Coatesville, Pennsylvania 19320, attention: Mackenzie Jackson, Corporate Secretary, (610) 384-8282.

Norwood Financial, PB Bankshares and their respective directors and executive officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of PB Bankshares in connection with the proposed merger. Information concerning the interests of the persons who may be considered “participants” in the solicitation will be set forth in the proxy statement/prospectus relating to the Transaction. Information concerning Norwood Financial’s directors and executive officers, including their ownership of Norwood Financial common stock, is set forth in its proxy statement previously filed with the SEC on March 18, 2025. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. You may obtain free copies of these documents from Norwood Financial or PB Bankshares using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated July 7, 2025 by and among Norwood Financial Corp, Wayne Bank, PB Bankshares, Inc. and Presence Bank.

99.1	Norwood Financial Corp Investor Presentation, dated July 7, 2025.

99.2	Joint Press Release, dated July 7, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and certain exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Norwood Financial agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORWOOD FINANCIAL CORP

Date: July 7, 2025	By:	/s/ James O. Donnelly
James O. Donnelly President and Chief Executive Officer (Duly Authorized Representative)